4. SIGNIFICANT ACCOUNTING POLICIES: p) Accounts receivables and expected credit loss (Policies)	12 Months Ended
Dec. 31, 2020
Policies
p) Accounts receivables and expected credit loss

p)Accounts receivables and expected credit loss

Accounts receivable are recorded at the invoiced amount and do not bear interest. Expected credit loss reflects the Company’s estimate of amounts in its existing accounts receivable that may not be collected due to customer claims or customer inability or unwillingness to pay. Collectability of trade receivables is reviewed on an ongoing basis. The expected credit loss is determined based on a combination of factors, including the Company’s risk assessment regarding the credit worthiness of its customers, historical collection experience and length of time the receivables are past due. Account balances are charged off against the allowance when the Company believes it is probable the receivable will not be recovered.